UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Group Holdings Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 23, 2014.

Meeting Information
WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY	Meeting Type: Annual General Meeting
For holders as of: May 30, 2014
Date: July 23, 2014 Time: 9:00 AM GMT
Location: Four Seasons Hotel
Simmonscourt Road
Dublin 4, Ireland

WILLIS GROUP HOLDINGS PLC 200 LIBERTY ST. NEW YORK, NEW YORK 10281

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT        IRISH STATUTORY ACCOUNTS

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 9, 2014 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote
FOR the following:
1.	Election of Directors

	1a.	Dominic Casserley

	1b.	Anna C. Catalano

	1c.	Sir Roy Gardner

	1d.	Sir Jeremy Hanley

	1e.	Robyn S. Kravit

	1f.	Wendy E. Lane

	1g.	Francisco Luzón

	1h.	James F. McCann

	1i.	Jaymin Patel

	1j.	Douglas B. Roberts

	1k.	Michael J. Somers

	1l.	Jeffrey W. Ubben

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7.

2.	To ratify the reappointment of Deloitte LLP as independent auditors until the close of the next Annual General Meeting of Shareholders and authorize the Board of Directors, acting through the Audit Committee, to fix the auditor’s remuneration.

3.	To approve, on an advisory basis, the named executive officer compensation.

4.	To approve an amendment to the Company’s Willis Group Holdings Public Limited Company 2012 Equity Incentive Plan (the “2012 Plan”) to increase the number of shares authorized for issuance under the 2012 Plan.

5.	To renew the directors’ authority to issue shares under Irish law.

6.	To renew the directors’ authority to opt-out of statutory pre-emption rights under Irish law.

7.	To authorize holding the 2015 Annual General Meeting of Shareholders at a location outside of Ireland.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.